UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): September 20, 2000

Deutsche Mortgage & Asset Receiving Corporation (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 2000, relating to the Deutsche Mortgage & Asset Receiving Corporation, Commercial Mortgage Pass-Through Certificates, Series 2000-C1)



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             (Exact name of registrant as specified in its charter)


        DELAWARE                  333-04272               04-3310019
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(State or other jurisdiction     (Commission             (IRS Employer
      of incorporation)           File Number)            Identification No.)


             One International Place, Room 520
             BOSTON, MASSACHUSETTS                            02110
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             (Address of principal executive offices)       (Zip Code)


                                 (617) 951-7690
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               Registrant's telephone number, including area code


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         (Former name or former address, if changed since last report.)

Item 5.   OTHER EVENTS.
          ------------

          Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Deutsche Mortgage & Asset Receiving Corporation, Commercial Mortgage Pass-Through Certificates, Series 2000-C1. On September 20, 2000, Deutsche Mortgage & Asset Receiving Corporation (the "COMPANY") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2000 (the "POOLING AND SERVICING AGREEMENT"), by and among the Company, as depositor, ORIX Real Estate Capital Markets, LLC as servicer and special servicer, Wells Fargo Bank Minnesota, N.A., as trustee and LaSalle Bank National Association as Bond Administrator, among other parties, of the Deutsche Mortgage & Asset Receiving Corporation, Commercial Mortgage Pass-Through Certificates, Series 2000 -C1 issued in twenty classes: the "Class X Certificates", the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class Q-1 Certificates", the "Class Q-2 Certificates", the "Class R Certificates" and the "Class LR Certificates" (the "CERTIFICATES"). The Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates (collectively, the "PUBLIC CERTIFICATES") are being offered by the Prospectus dated August 11, 2000, as supplemented by the Prospectus Supplement dated September 11, 2000 and the Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class R and Class LR Certificates (the "PRIVATE CERTIFICATES") are being offered by the Private Placement Memorandum dated September 11, 2000.

          Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
            ------------------------------------------------------------------

            (c) Exhibits

Exhibit 4   Pooling and Servicing Agreement


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SIGNATURES
----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 4, 2000


                                       DEUTSCHE MORTGAGE & ASSET
                                       RECEIVING CORPORATION



                                       By: /s/ R. Douglas Donaldson
                                          --------------------------------------
                                          Name:   R. Douglas Donaldson
                                          Title:  Treasurer


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                                INDEX TO EXHIBITS
                                -----------------

Item  601(a)  of
Regulation  S-K
Exhibit No.                     Description
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EX-4                            Pooling and Servicing Agreement